Exhibit 10.1

(Part 1 of 2)

April 25, 2017

Mtro. José Antonio González Anaya

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Dr. González Anaya,

We hereby consent to the references to Ryder Scott Company, L.P. as set forth under the heading “Exploration and Production (Reserves)” in the annual report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ended December 31, 2016 (the “Form 20-F”) and to the filing as an exhibit to the Form 20-F our report, dated April 17, 2017, describing our review of the estimates of Pemex’s proved oil condensate, natural gas and oil equivalent reserves as of December 31, 2016, for 36 fields located offshore from Mexico in the Northeastern Marine Region and Southwestern Marine Region. These estimates were prepared in accordance with the applicable reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission.

RYDER SCOTT COMPANY, L.P.
TBPE Registration No. F-1580

SUITE 600, 1015 4TH STREET, S.W. 621 17TH STREET, SUITE 1550	CALGARY, ALBERTA T2R 1J4 DENVER, COLORADO 80293-1501	TEL (403) 262-2799 TEL (303) 623-9147	FAX (403) 262-2790 FAX (303) 623-4258

Exhibit 10.1

(Part 2 of 2)

April 25, 2017

Mtro. José Antonio González Anaya

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Dr. González Anaya.,

We hereby consent to the references to Ryder Scott Company, L.P. as set forth under the heading “Exploration and Production (Reserves)” in the annual report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ended December 31, 2016 (the “Form 20-F”) and to the filing as an exhibit to the Form 20-F our report, dated April 17, 2017, describing our review of the estimates of Pemex’s proved oil condensate, natural gas and oil equivalent reserves as of December 31, 2016, for 91 fields located onshore in Mexico in the Southern Region. These estimates were prepared in accordance with the applicable reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission.

RYDER SCOTT COMPANY, L.P.
TBPE Registration No. F-1580

SUITE 600, 1015 4TH STREET, S.W. 621 17TH STREET, SUITE 1550	CALGARY, ALBERTA T2R 1J4 DENVER, COLORADO 80293-1501	TEL (403) 262-2799 TEL (303) 623-9147	FAX (403) 262-2790 FAX (303) 623-4258